UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-09651
                                   811-09735

Name of Fund:  BlackRock Focus Twenty Fund, Inc.
               Master Focus Twenty Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Focus Twenty Fund, Inc. and Master Focus Twenty Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
       P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 11/30/06

Date of reporting period: 12/01/05 - 11/30/06

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Focus Twenty
Fund, Inc.


ANNUAL REPORT    NOVEMBER 30, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Focus Twenty Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011



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BlackRock Focus Twenty Fund, Inc.


Proxy Results


During the six-month period ended November 30, 2006, BlackRock Focus Twenty Fund, Inc.'s shareholders voted on the following proposals. On August 15, 2006, a special shareholders' meeting was adjourned until August 31, 2006, at which time the proposals passed. A description of the proposals and number of shares voted were as follows:


                                                             Shares Voted   Shares Voted   Shares Voted
                                                                 For          Against        Abstain
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                                 22,788,446     1,033,563       574,595

To approve a contingent subadvisory agreement
with BlackRock Advisors, Inc.                                 22,944,744       846,305       605,554


BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



A Letter to Shareholders


Dear Shareholder

As 2006 nears a conclusion, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and into fall. For the six-month and 12-month periods ended November 30, 2006, the major market indexes posted positive returns:


Total Returns as of November 30, 2006                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +11.33%        +14.23%
Small cap U.S. equities (Russell 2000 Index)                            + 9.72         +17.43
International equities (MSCI Europe, Australasia, Far East Index)       +11.19         +28.20
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 5.93         + 5.94
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 4.53         + 6.12
High yield bonds (Credit Suisse High Yield Index)                       + 6.28         +11.53


After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8. This left the federal funds rate at 5.25%, where it remained through the September, October and December Federal Open Market Committee meetings. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in the fall. At the time of this writing, the price of crude oil was roughly $62 per barrel after reaching nearly $78 per barrel in the summer.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined (and yields correspondingly rose) for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of November, the one-month Treasury bill offered the highest yield on the curve at 5.22%, while the 30-year Treasury bond had a yield of 4.56%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



A Discussion With Your Fund's Portfolio Manager


We continued to refine the Fund's holdings throughout the year in an effort to maintain a portfolio of 20 - 30 high-potential growth stocks, while also remaining focused on reasonable valuations.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended November 30, 2006, BlackRock Focus Twenty Fund, Inc.'s (formerly Merrill Lynch Focus Twenty Fund, Inc.) Institutional, Investor A, Investor B and Investor C Shares posted total returns of +10.44%, +10.00%, +9.36% and +8.77%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark S&P 500 Citigroup Growth Index returned +10.62% and the Lipper Multi-Cap Growth Funds category had an average return of +8.34%. (This Lipper category includes funds that invest in a variety of market-capitalization ranges without concentrating 75% of their assets in any one range. Multi-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks in a major, unmanaged stock index.)

The broad U.S. equity market, as measured by the S&P 500 Index, posted a robust gain of 14.23% over the 12-month period ended November 30, 2006. However, the year ended with market leadership that was distinctly different from that seen at the beginning of the period. A widely anticipated market correction during the May to July timeframe (which amounted to a nearly 8% retrenchment for the S&P 500 Index) segmented the year in terms of both style and sector performance considerations. Small and mid-sized companies dominated performance during the first five months of the fiscal year before giving way to larger companies after the market correction. Value continued to outperform growth for a majority of the period. Larger-capitalization growth companies only started to outperform late in the fiscal year. From a sector perspective, a cyclical bias favored energy, materials and industrial-related sectors in the early portion of the year, whereas a clearly more defensive posture prevailed later in the period. Much of this transition in the market could be attributed to concerns over the rate of economic growth in the United States and the Federal Reserve Board's (the Fed) intentions with regard to monetary policy.

The Fund's performance during the fiscal period was driven by successful stock selection in the financials and industrials sectors, combined with an overweight position in the energy sector. Top performers included financial exchange company IntercontinentalExchange Inc., defense contractor Lockheed Martin Corp. and industrial machinery manufacturer Caterpillar, Inc. Energy service and equipment companies Schlumberger Ltd. and Baker Hughes, Inc., together with oil refiner Valero Energy Corp., were significant contributors to performance as well. Other performance contributors included Information Technology (IT) services companies Cognizant Technology Solutions Corp. and Infosys Technologies Ltd., gaming company Las Vegas Sands Corp. and healthcare services company Cerner Corp.

Offsetting the positives was poor stock selection in the health care, materials and consumer staples sectors. Specialty pharmaceutical company Alcon, Inc., biotechnology company Genzyme Corp. and healthcare services provider Medco Health Solutions, Inc. detracted from performance, as did our avoidance of pharmaceutical company Pfizer, Inc., which performed well. Our positions in chemical company Dow Chemical Co. and retail drug store operator CVS Corp. also negatively impacted the Fund.


What changes were made to the portfolio during the period?

The Fund is a non-diversified, aggressive growth product that looks to invest in 20 to 30 companies. In doing so, we use an equal-weight portfolio construction that emphasizes full investment positions and, as such, changes to the portfolio tend to be rather concentrated when measured against our benchmark or broader market indexes. During the past 12 months, our research led us to add some 21 new investments to the portfolio while eliminating 21 others. Eleven names were both added and deleted during the fiscal year, reflecting our ongoing refinement of the portfolio. We promptly eliminated companies where the growth prospects are at an inflection point or may be deteriorating. Furthermore, given the favorable tax position of the Fund (i.e., the existence of capital loss carryforwards), we are able to readily realize investment gains, when appropriate, without subjecting shareholders to a capital gains tax.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



From a sector perspective, we modestly increased our exposure to consumer discretionary, health care and industrials. Conversely, we reduced exposure to consumer staples, energy and financials. Sizable profits were realized in the sale of positions in oilfield equipment and services companies Schlumberger Ltd., Halliburton Co., Baker Hughes, Inc. and Transocean, Inc., as valuations contracted with declining oil prices. Gaming operator Las Vegas Sands Corp. and financial exchange company IntercontinentalExchange were purchased and sold from the portfolio opportunistically within the fiscal year at substantial gains. Healthcare IT company Cerner Corp. and medical specialty companies Thermo Electron Corp., Intuitive Surgical, Inc. and Varian Medical Systems, Inc. were all added to the portfolio based on their attractive expected growth rates and capital appreciation potential. A more cautious view on managed care prospects caused us to eliminate Wellpoint, Inc. and Medco Health Solutions from the portfolio.


How would you characterize the Fund's position at the close of the period?

We select stock investments through both a macro-analysis of economic and industry conditions and a fundamental analysis of the business prospects for individual companies. In choosing stocks for the portfolio, we look at a company's relative capital gains potential emanating from its anticipated growth in revenue and earnings. We are focused on taking advantage of the most attractive growth stock opportunities that we can find, while also considering reasonable valuation parameters. As a result of this process, we ended the period overweight in the consumer discretionary and industrials sectors and underweight in consumer staples, health care, energy and financials.

While U.S. economic growth is slowing to a slightly below-trend rate of expansion (in the area of 2% - 3%), most other global economies continue to experience strong rates of growth. This provides a rather balanced demand backdrop worldwide. We do not expect to see a recession in the U.S. economy and believe that a mid-cycle slowdown is unfolding against a background of contained inflation expectations and modest growth objectives. This may challenge broader market earnings growth but should provide an attractive investment environment for growth stocks going forward.


Thomas E. Burke, CFA
Vice President and Portfolio Manager


December 11, 2006


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                        6-Month           12-Month       Since Inception
As of November 30, 2006                               Total Return      Total Return       Total Return
Institutional Shares*                                    + 3.61%           +10.44%            -79.90%
Investor A Shares*                                       + 3.66            +10.00             -80.20
Investor B Shares*                                       + 2.75            + 9.36             -81.30
Investor C Shares*                                       + 2.76            + 8.77             -81.40
S&P 500 (R) Index**                                      +11.33            +14.23             +10.96
S&P 500 (R) Citigroup Growth Index***                    +11.56            +10.62             -24.79

   * Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 3/03/00.

  ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and
     30% of NYSE issues. Since inception total return is from 3/03/00.

 *** This unmanaged broad-based Index is designed to provide a comprehensive measure of large-cap U.S.
     equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. Since inception total return is from 3/03/00.

     S&P 500 is a registered trademark of the McGraw-Hill Companies.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++ and Investor C Shares*++ compared to a similar investment in S&P 500 Index++++ and S&P 500 Citigroup Growth Index++++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

3/3/2000                                       $10,000.00
November 2000                                  $ 6,240.00
November 2001                                  $ 2,000.00
November 2002                                  $ 1,280.00
November 2003                                  $ 1,507.00
November 2004                                  $ 1,650.00
November 2005                                  $ 1,820.00
November 2006                                  $ 2,010.00


Investor A Shares*++

Date                                             Value

3/3/2000                                       $ 9,475.00
November 2000                                  $ 5,903.00
November 2001                                  $ 1,886.00
November 2002                                  $ 1,203.00
November 2003                                  $ 1,478.00
November 2004                                  $ 1,544.00
November 2005                                  $ 1,706.00
November 2006                                  $ 1,876.00


Investor B Shares*++

Date                                             Value

3/3/2000                                       $10,000.00
November 2000                                  $ 6,190.00
November 2001                                  $ 1,960.00
November 2002                                  $ 1,240.00
November 2003                                  $ 1,510.00
November 2004                                  $ 1,570.00
November 2005                                  $ 1,710.00
November 2006                                  $ 1,870.00

Investor C Shares*++

Date                                             Value

3/3/2000                                       $10,000.00
November 2000                                  $ 6,190.00
November 2001                                  $ 1,960.00
November 2002                                  $ 1,240.00
November 2003                                  $ 1,510.00
November 2004                                  $ 1,560.00
November 2005                                  $ 1,710.00
November 2006                                  $ 1,860.00


S&P 500 Index++++

Date                                             Value

3/3/2000                                       $10,000.00
November 2000                                  $ 9,411.00
November 2001                                  $ 8,260.00
November 2002                                  $ 6,896.00
November 2003                                  $ 7,937.00
November 2004                                  $ 8,957.00
November 2005                                  $ 9,714.00
November 2006                                  $11,096.00


S&P 500 Citigroup Growth Index++++++

Date                                             Value

3/3/2000                                       $10,001.00
November 2000                                  $ 8,502.00
November 2001                                  $ 6,882.00
November 2002                                  $ 5,319.00
November 2003                                  $ 6,050.00
November 2004                                  $ 6,491.00
November 2005                                  $ 6,799.00
November 2006                                  $ 7,521.00

     * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

    ** Commencement of operations.

    ++ The Fund invests all of its assets in Master Focus Twenty Trust. The
       Trust invests primarily in common stocks of approximately 20 companies that Trust management believes have strong earnings growth and capital appreciation potential.

  ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++ This unmanaged broad-based Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

       Past performance is not indicative of future results.



Average Annual Total Return


                                                            Return
Institutional Shares

One Year Ended 11/30/06                                     +10.44%
Five Years Ended 11/30/06                                   + 0.10
Inception (3/03/00)
through 11/30/06                                            -21.17



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 11/30/06                   +10.00%           + 4.23%
Five Years Ended 11/30/06                 - 0.10            - 1.17
Inception (3/03/00)
through 11/30/06                          -21.34            -21.97



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 11/30/06                   + 9.36%           + 4.86%
Five Years Ended 11/30/06                 - 0.94            - 1.34
Inception (3/03/00)
through 11/30/06                          -22.01            -22.01



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 11/30/06                   + 8.77%           + 7.77%
Five Years Ended 11/30/06                 - 1.04            - 1.04
Inception (3/03/00)
through 11/30/06                          -22.07            -22.07

      * Assuming maximum sales charge of 5.25%.

     ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2006 and held through November 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     June 1, 2006 to
                                                               June 1,         November 30,        November 30,
                                                                 2006               2006               2006
Actual

Institutional                                                   $1,000           $1,036.10            $ 7.61
Investor A                                                      $1,000           $1,036.60            $ 8.88
Investor B                                                      $1,000           $1,027.50            $13.21
Investor C                                                      $1,000           $1,027.60            $13.32

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,017.63            $ 7.54
Investor A                                                      $1,000           $1,016.38            $ 8.80
Investor B                                                      $1,000           $1,012.06            $13.11
Investor C                                                      $1,000           $1,011.96            $13.21

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.49% for Institutional, 1.74% for Investor A, 2.60% for Investor B and 2.62% for Investor C),
   multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master trust in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006


Statement of Assets and Liabilities                                                             BlackRock Focus Twenty Fund, Inc.

As of November 30, 2006
Assets

       Investment in Master Focus Twenty Trust (the "Trust"), at value
       (identified cost--$70,869,185)                                                                             $    76,960,755
       Prepaid expenses                                                                                                    37,023
                                                                                                                  ---------------
       Total assets                                                                                                    76,997,778
                                                                                                                  ---------------

Liabilities

       Payables:
           Other affiliates                                                                    $        84,204
           Distributor                                                                                  49,230
           Administrator                                                                                15,887            149,321
                                                                                               ---------------
       Accrued expenses                                                                                                     8,136
                                                                                                                  ---------------
       Total liabilities                                                                                                  157,457
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    76,840,321
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        $       707,288
       Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   431,815
       Investor B Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                 1,776,155
       Investor C Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                 1,122,672
       Paid-in capital in excess of par                                                                             1,622,796,164
       Accumulated realized capital losses allocated from the Trust--net                      $(1,556,085,343)
       Unrealized appreciation allocated from the Trust--net                                         6,091,570
                                                                                              ----------------
       Total accumulated losses--net                                                                              (1,549,993,773)
                                                                                                                  ---------------
       Net Assets                                                                                                 $    76,840,321
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $14,216,956 and 7,072,878 shares outstanding                         $          2.01
                                                                                                                  ===============
       Investor A--Based on net assets of $8,533,693 and 4,318,146 shares outstanding                             $          1.98
                                                                                                                  ===============
       Investor B--Based on net assets of $33,161,488 and 17,761,553 shares outstanding                           $          1.87
                                                                                                                  ===============
       Investor C--Based on net assets of $20,928,184 and 11,226,722 shares outstanding                           $          1.86
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006


Statement of Operations                                                                         BlackRock Focus Twenty Fund, Inc.

For the Year Ended November 30, 2006
Investment Income

       Net investment income allocated from the Trust:
           Dividends                                                                                              $       656,232
           Interest from affiliates                                                                                        94,637
           Securities lending--net                                                                                         16,642
           Expenses                                                                                                     (508,772)
                                                                                                                  ---------------
       Total income                                                                                                       258,739
                                                                                                                  ---------------

Expenses

       Service and distribution fees--Investor B                                               $       388,394
       Transfer agent fees--Investor B                                                                 267,346
       Service and distribution fees--Investor C                                                       234,889
       Administration fees                                                                             216,878
       Transfer agent fees--Investor C                                                                 166,425
       Transfer agent fees--Institutional                                                               88,446
       Printing and shareholder reports                                                                 54,353
       Transfer agent fees--Investor A                                                                  53,281
       Registration fees                                                                                32,693
       Service fees--Investor A                                                                         22,974
       Professional fees                                                                                13,851
       Other                                                                                            14,086
                                                                                               ---------------
       Total expenses                                                                                                   1,553,616
                                                                                                                  ---------------
       Investment loss--net                                                                                           (1,294,877)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

       Realized gain on:
           Investments--net                                                                         13,810,642
           Options written--net                                                                        433,269         14,243,911
                                                                                               ---------------
       Change in unrealized appreciation on investments--net                                                          (4,963,321)
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                          9,280,590
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     7,985,713
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006


Statements of Changes in Net Assets                                                             BlackRock Focus Twenty Fund, Inc.

                                                                                                      For the Year Ended
                                                                                                         November 30,
Increase (Decrease) in Net Assets:                                                                   2006                2005
Operations

       Investment loss--net                                                                    $   (1,294,877)    $   (2,006,457)
       Realized gain--net                                                                           14,243,911         10,698,050
       Change in unrealized appreciation--net                                                      (4,963,321)             18,134
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          7,985,713          8,709,727
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (30,129,646)       (53,338,381)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (22,143,933)       (44,628,654)
       Beginning of year                                                                            98,984,254        143,612,908
                                                                                               ---------------    ---------------
       End of year                                                                             $    76,840,321    $    98,984,254
                                                                                               ===============    ===============

       See Notes to Financial Statements.


BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006


Financial Highlights                                                                            BlackRock Focus Twenty Fund, Inc.

The following per share data                  Institutional                                         Investor A
and ratios have been derived
from information provided in         For the Year Ended November 30,                     For the Year Ended November 30,
the financial statements.      2006      2005      2004      2003       2002      2006      2005       2004      2003      2002
Per Share Operating Performance

Net asset value,
beginning of year           $   1.82  $   1.65   $   1.57  $   1.28  $   2.00   $   1.80  $   1.63  $   1.56   $   1.27  $   1.99
                            -------------------------------------------------   -------------------------------------------------
Investment loss--net**         (.01)     (.02)      (.01)     (.02)     (.03)      (.02)     (.02)     (.02)      (.02)     (.03)
Realized and unrealized
gain (loss)--net                 .20       .19        .09       .31     (.69)        .20       .19       .09        .31     (.69)
                            -------------------------------------------------   -------------------------------------------------
Total from investment
operations                       .19       .17        .08       .29     (.72)        .18       .17       .07        .29     (.72)
                            -------------------------------------------------   -------------------------------------------------
Net asset value,
end of year                 $   2.01  $   1.82   $   1.65  $   1.57  $   1.28   $   1.98  $   1.80  $   1.63   $   1.56  $   1.27
                            =================================================   =================================================

Total Investment Return*

Based on net asset
value per share               10.44%    10.30%      5.10%    22.66%  (36.00%)     10.00%    10.43%     4.49%     22.83%  (36.18%)
                            =================================================   =================================================

Ratios to Average Net Assets++

Expenses                       1.55%     1.63%      1.70%     1.86%     1.90%      1.80%     1.88%     1.95%      2.10%     2.12%
                            =================================================   =================================================
Investment loss--net          (.66%)    (.92%)     (.83%)   (1.33%)   (1.64%)     (.92%)   (1.17%)   (1.08%)    (1.57%)   (1.87%)
                            =================================================   =================================================

Supplemental Data

Net assets, end of
year (in thousands)         $ 14,217  $ 16,277   $ 20,962  $ 27,105  $ 24,887   $  8,534  $ 10,146  $ 13,494   $ 18,007  $ 18,664
                            =================================================   =================================================
Portfolio turnover
of the Trust                 117.18%   143.17%    182.69%   316.42%   275.69%    117.18%   143.17%   182.69%    316.42%   275.69%
                            =================================================   =================================================

      * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
        Institutional Shares are no longer subject to any front-end sales charge.

     ** Based on average shares outstanding.

     ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income (loss)--net.

        See Notes to Financial Statements.


BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006


Financial Highlights (concluded)                                                                BlackRock Focus Twenty Fund, Inc.

The following per share data                    Investor B                                          Investor C
and ratios have been derived
from information provided in         For the Year Ended November 30,                     For the Year Ended November 30,
the financial statements.      2006      2005      2004      2003       2002      2006      2005       2004      2003      2002
Per Share Operating Performance

Net asset value,
beginning of year           $   1.71  $   1.57   $   1.51  $   1.24  $   1.96   $   1.71  $   1.56  $   1.51   $   1.24  $   1.96
                            -------------------------------------------------   -------------------------------------------------
Investment loss--net**         (.03)     (.03)      (.03)     (.03)     (.04)      (.03)     (.03)     (.03)      (.03)     (.04)
Realized and unrealized
gain (loss)--net                 .19       .17        .09       .30     (.68)        .18       .18       .08        .30     (.68)
                            -------------------------------------------------   -------------------------------------------------
Total from investment
operations                       .16       .14        .06       .27     (.72)        .15       .15       .05        .27     (.72)
                            -------------------------------------------------   -------------------------------------------------
Net asset value,
end of year                 $   1.87  $   1.71   $   1.57  $   1.51  $   1.24   $   1.86  $   1.71  $   1.56   $   1.51  $   1.24
                            =================================================   =================================================

Total Investment Return*

Based on net asset
value per share                9.36%     8.92%      3.97%    21.77%  (36.73%)      8.77%     9.62%     3.31%     21.77%  (36.73%)
                            =================================================   =================================================

Ratios to Average Net Assets++

Expenses                       2.66%     2.75%      2.81%     2.98%     2.98%      2.68%     2.77%     2.83%      3.01%     3.01%
                            =================================================   =================================================
Investment loss--net         (1.77%)   (2.04%)    (1.93%)   (2.45%)   (2.72%)    (1.79%)   (2.06%)   (1.95%)    (2.49%)   (2.75%)
                            =================================================   =================================================

Supplemental Data

Net assets, end of
year (in thousands)         $ 33,161  $ 45,104   $ 67,922  $ 89,384  $ 94,834   $ 20,928  $ 27,457  $ 41,234   $ 53,202  $ 56,512
                            =================================================   =================================================
Portfolio turnover
of the Trust                 117.18%   143.17%    182.69%   316.42%   275.69%    117.18%   143.17%   182.69%    316.42%   275.69%
                            =================================================   =================================================

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

     ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income (loss)--net.

        See Notes to Financial Statements.


BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Notes to Financial Statements                 BlackRock Focus Twenty Fund, Inc.


1. Significant Accounting Policies:
On September 29, 2006 Merrill Lynch Focus Twenty Fund, Inc. was renamed BlackRock Focus Twenty Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Focus Twenty Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at November 30, 2006 was 100%. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the account maintenance of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

(h) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,294,877 has been reclassified between paid-in capital in excess of par and accumulated net investment loss as a result of a permanent difference attributable to a net operating loss. This reclassification has no effect on net assets or net asset values per share.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Notes to Financial Statements (continued)     BlackRock Focus Twenty Fund, Inc.


2. Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement for the Trust with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Fund has entered into an Administration Agreement with BlackRock Advisors, LLC. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Prior to September 29, 2006, FAM acted as the Fund's Administrator and was compensated at the same fee rate. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance fees ("service fees") and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Service       Distribution
                                             Fee                Fee

Investor A                                  .25%                 --
Investor B                                  .25%               .75%
Investor C                                  .25%               .75%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of the Distributor, also provide account maintenance and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B, and Investor C shareholders. The ongoing distribution fee compensates the Distributors and the broker-dealers for providing shareholder and distribution-related services to Investor B and Investor C shareholders.

For the year ended November 30, 2006, FAMD, the Fund's sole Distributor until September 29, 2006, earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Institutional and Investor A Shares as follows:


                                            FAMD             MLPF&S

Institutional                                 --             $   10
Investor A                                  $555             $8,642


For the year ended November 30, 2006, MLPF&S received contingent deferred sales charges of $4,878 and $73 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,000, relating to transactions subject to front-end sales charge waivers in Investor A Shares.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to November 30, 2006, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Notes to Financial Statements (concluded)     BlackRock Focus Twenty Fund, Inc.


                                         Call Center
                                                Fees

Institutional                                   $ 85
Investor A                                      $159
Investor B                                      $798
Investor C                                      $559


Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, MLIM, PSI, FAMD, FDS, and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $30,129,646 and $53,338,381 for the years ended November 30, 2006 and November 30, 2005, respectively.


Transactions in capital shares for each class were as follows:


Institutional Shares for the Year                                Dollar
Ended November 30, 2006                       Shares             Amount

Shares sold                                  258,600    $       502,604
Shares redeemed                          (2,115,291)        (4,055,990)
                                      --------------    ---------------
Net decrease                             (1,856,691)    $   (3,553,386)
                                      ==============    ===============



Institutional Shares for the Year                                Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  441,429    $       739,738
Shares redeemed                          (4,230,545)        (6,981,771)
                                      --------------    ---------------
Net decrease                             (3,789,116)    $   (6,242,033)
                                      ==============    ===============



Investor A Shares for the Year                                   Dollar
Ended November 30, 2006                       Shares             Amount

Shares sold                                  225,124    $       430,597
Automatic conversion of shares               429,672            804,685
                                      --------------    ---------------
Total issued                                 654,796          1,235,282
Shares redeemed                          (1,983,283)        (3,764,446)
                                      --------------    ---------------
Net decrease                             (1,328,487)    $   (2,529,164)
                                      ==============    ===============



Investor A Shares for the Year                                   Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  137,260    $       228,798
Automatic conversion of shares               490,774            815,243
                                      --------------    ---------------
Total issued                                 628,034          1,044,041
Shares redeemed                          (3,266,429)        (5,341,604)
                                      --------------    ---------------
Net decrease                             (2,638,395)    $   (4,297,563)
                                      ==============    ===============



Investor B Shares for the Year                                   Dollar
Ended November 30, 2006                       Shares             Amount

Shares sold                                  237,359    $       428,396
                                      --------------    ---------------
Automatic conversion of shares             (452,747)          (804,685)
Shares redeemed                          (8,367,342)       (15,026,054)
                                      --------------    ---------------
Total redeemed                           (8,820,089)       (15,830,739)
                                      --------------    ---------------
Net decrease                             (8,582,730)    $  (15,402,343)
                                      ==============    ===============



Investor B Shares for the Year                                   Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  502,667    $       780,340
                                      --------------    ---------------
Automatic conversion of shares             (512,946)          (815,243)
Shares redeemed                         (17,035,380)       (26,681,543)
                                      --------------    ---------------
Total redeemed                          (17,548,326)       (27,496,786)
                                      --------------    ---------------
Net decrease                            (17,045,659)    $  (26,716,446)
                                      ==============    ===============



Investor C Shares for the Year                                   Dollar
Ended November 30, 2006                       Shares             Amount

Shares sold                                  416,607    $       750,300
Shares redeemed                          (5,249,413)        (9,395,053)
                                      --------------    ---------------
Net decrease                             (4,832,806)    $   (8,644,753)
                                      ==============    ===============



Investor C Shares for the Year                                   Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  399,034    $       626,597
Shares redeemed                         (10,711,422)       (16,708,936)
                                      --------------    ---------------
Net decrease                            (10,312,388)    $  (16,082,339)
                                      ==============    ===============



4. Distributions to Shareholders:
As of November 30, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                     $             --
Undistributed long-term capital gains--net                           --
                                                       ----------------
Total undistributed earnings--net                                    --
Capital loss carryforward                              (1,556,085,343)*
Unrealized gains--net                                         6,091,570
                                                       ----------------
Total accumulated losses--net                          $(1,549,993,773)
                                                       ================

 * On November 30, 2006, the Fund had a net capital loss carry-forward of $1,556,085,343, of which $180,392,414 expires in
   2008, $1,109,040,883 expires in 2009 and $266,652,046 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Report of Independent Registered Public Accounting Firm

                                              BlackRock Focus Twenty Fund, Inc.



To the Shareholders and Board of Directors of BlackRock Focus Twenty Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Focus Twenty Fund, Inc. (formerly Merrill Lynch Focus Twenty Fund, Inc.) as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Focus Twenty Fund, Inc. as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey

January 19, 2007



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Portfolio Information                                 Master Focus Twenty Trust


As of November 30, 2006

                                               Percent of
                                                 Total
Industry Classification                       Investments

IT Services                                        6.7%
Electrical Equipment                               6.7
Internet & Software Services                       6.5
Capital Markets                                    6.4
Energy Equipment & Services                        6.4
Communications Equipment                           6.2
Specialty Retail                                   6.1
Health Care Equipment & Supplies                   4.3
Health Care Technology                             3.3
Internet & Catalog Retail                          3.2
Machinery                                          3.2
Aerospace and Defense                              3.1
Multiline Retail                                   3.1
Construction & Engineering                         3.0
Life Sciences Tools & Services                     3.0
Oil, Gas & Consumable Fuels                        3.0
Beverages                                          2.9
Textiles, Apparel & Luxury Goods                   2.9
Hotels, Restaurants & Leisure                      2.9
Diversified Consumer Services                      2.7
Other*                                            14.4

 * Includes portfolio holdings in short-term investments.

   For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Schedule of Investments        Master Focus Twenty Trust      (in U.S. dollars)


                                                         Shares
       Industry           Common Stocks                    Held          Value

Canada--3.3%

       Oil, Gas & Consumable
       Fuels--3.3%

       Cameco Corp.                                      66,800    $  2,539,736

       Total Common Stocks in Canada                                  2,539,736


India--3.7%

       IT Services--3.7%

       Infosys Technologies Ltd. (f)                     53,300       2,853,149

       Total Common Stocks in India                                   2,853,149


United States--88.4%

       Aerospace & Defense--3.5%

       BE Aerospace, Inc. (a)                           102,100       2,676,041

       Beverages--3.3%

       Hansen Natural Corp. (a)                          89,300       2,511,116

       Capital Markets--7.1%

       The Charles Schwab Corp.                         154,100       2,826,194
       Goldman Sachs Group, Inc.                         13,500       2,629,800
       Nymex Holdings, Inc. (a)                             300          34,680
                                                                   ------------
                                                                      5,490,674

       Communications Equipment--6.9%

       Cisco Systems, Inc. (a)                          101,800       2,736,384
       Corning, Inc. (a)                                120,900       2,606,604
                                                                   ------------
                                                                      5,342,988

       Construction & Engineering--3.4%

       Jacobs Engineering Group, Inc. (a)                31,100       2,608,357

       Diversified Consumer
       Services--3.0%

       Sotheby's Holdings, Inc. Class A                  74,700       2,322,423

       Electrical Equipment--7.4%

       Emerson Electric Co.                              32,000       2,774,400
       Roper Industries, Inc.                            57,100       2,929,801
                                                                   ------------
                                                                      5,704,201

       Energy Equipment
       & Services--7.2%

       Grant Prideco, Inc. (a)(d)                        61,300       2,686,166
       National Oilwell Varco, Inc. (a)(d)               42,700       2,839,977
                                                                   ------------
                                                                      5,526,143

       Health Care Equipment
       & Supplies--4.8%

       Intuitive Surgical, Inc. (a)                      11,200       1,138,144
       Varian Medical Systems, Inc. (a)                  52,200       2,569,284
                                                                   ------------
                                                                      3,707,428



                                                         Shares
       Industry           Common Stocks                    Held          Value

United States (concluded)

       Health Care Technology--3.7%

       Cerner Corp. (a)                                  58,800    $  2,826,516

       Hotels, Restaurants & Leisure--3.2%

       Starbucks Corp. (a)                               69,700       2,459,713

       IT Services--3.7%

       Cognizant Technology Solutions Corp. (a)          35,300       2,879,068

       Internet & Catalog Retail--3.6%

       Nutri System, Inc. (a)(d)                         40,300       2,782,715

       Internet Software & Services--7.2%

       Akamai Technologies, Inc. (a)                     55,500       2,712,285
       Google, Inc. Class A (a)                           5,850       2,836,782
                                                                   ------------
                                                                      5,549,067

       Life Sciences Tools & Services--3.4%

       Thermo Electron Corp. (a)                         59,100       2,590,353

       Machinery--3.6%

       Trinity Industries, Inc.                          72,700       2,748,060

       Multiline Retail--3.4%

       Kohl's Corp. (a)                                  37,500       2,610,000

       Specialty Retail--6.8%

       Abercrombie & Fitch Co. Class A                   36,800       2,481,792
       Best Buy Co., Inc.                                49,900       2,743,003
                                                                   ------------
                                                                      5,224,795

       Textiles, Apparel & Luxury
       Goods--3.2%

       Under Armour, Inc. Class A (a)(d)                 53,200       2,496,144

       Total Common Stocks in the United States                      68,055,802

       Total Common Stocks
       (Cost--$67,357,117)--95.4%                                    73,448,687



                                                     Beneficial
       Short-Term Securities                           Interest

       BlackRock Liquidity Series, LLC
          Cash Sweep Series I, 5.26% (b)(c)          $3,913,588       3,913,588
       BlackRock Liquidity Series, LLC
          Money Market Series, 5.29% (b)(c)(e)        8,445,400       8,445,400

       Total Short-Term Securities
       (Cost--$12,358,988)--16.1%                                    12,358,988

Total Investments (Cost--$79,716,105*)--111.5%                       85,807,675
Liabilities in Excess of Other Assets--(11.5%)                      (8,846,920)
                                                                   ------------
Net Assets--100.0%                                                 $ 76,960,755
                                                                   ============


  * The cost and unrealized appreciation (depreciation) of investments as of November 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $     79,716,105
                                                   ================
    Gross unrealized appreciation                  $      7,116,670
    Gross unrealized depreciation                       (1,025,100)
                                                   ----------------
    Net unrealized appreciation                    $      6,091,570
                                                   ================

(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series I                     $2,499,387      $94,637
    BlackRock Liquidity Series, LLC
      Money Market Series                      $5,103,000      $16,642


(c) Represents the current yield as of November 30, 2006.

(d) Security, or a portion of security, is on loan.

(e) Security was purchased with the cash proceeds from securities loans.

(f) Depositary receipts.

    See Notes to Financial Statements.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006


Statement of Assets and Liabilities                                                                     Master Focus Twenty Trust

As of November 30, 2006
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $8,274,638) (identified cost--$67,357,117)                                                       $    73,448,687
       Investments in affiliated securities, at value (identified cost--$12,358,988)                                   12,358,988
       Receivables:
           Securities sold                                                                     $     2,730,029
           Options written                                                                              76,120
           Dividends                                                                                    30,710
           Contributions                                                                                24,044
           Securities lending                                                                            1,583          2,862,486
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                    5,217
                                                                                                                  ---------------
       Total assets                                                                                                    88,675,378
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                        8,445,400
       Bank overdraft                                                                                                      76,120
       Payables:
           Securities purchased                                                                      2,827,582
           Withdrawals                                                                                 262,817
           Options written closed                                                                       46,308
           Investment adviser                                                                           25,451
           Other affiliates                                                                                660          3,162,818
                                                                                               ---------------
       Accrued expenses                                                                                                    30,285
                                                                                                                  ---------------
       Total liabilities                                                                                               11,714,623
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    76,960,755
                                                                                                                  ===============

Net Assets Consist of

       Investor's capital                                                                                         $    70,869,185
       Unrealized appreciation--net                                                                                     6,091,570
                                                                                                                  ---------------
       Net Assets                                                                                                 $    76,960,755
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006


Statement of Operations                                                                                 Master Focus Twenty Trust

For the Year Ended November 30, 2006
Investment Income

       Dividends (net of $5,058 foreign withholding tax)                                                          $       656,232
       Interest from affiliates                                                                                            94,637
       Securities lending--net                                                                                             16,642
                                                                                                                  ---------------
       Total income                                                                                                       767,511
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       521,366
       Accounting services                                                                              85,426
       Professional fees                                                                                29,127
       Custodian fees                                                                                   23,425
       Trustees' fees and expenses                                                                      13,452
       Pricing fees                                                                                      1,103
       Printing and shareholder reports                                                                    861
       Other                                                                                             7,801
                                                                                               ---------------
       Total expenses before waiver                                                                    682,561
       Waiver of expenses                                                                            (173,789)
                                                                                               ---------------
       Total expenses after waiver                                                                                        508,772
                                                                                                                  ---------------
       Investment income--net                                                                                             258,739
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on:
           Investments--net                                                                         13,810,642
           Options written--net                                                                        433,269         14,243,911
                                                                                               ---------------
       Change in unrealized appreciation on investments--net                                                          (4,963,321)
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                          9,280,590
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     9,539,329
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006


Statements of Changes in Net Assets                                                                     Master Focus Twenty Trust
                                                                                                       For the Year Ended
                                                                                                          November 30,
Increase (Decrease) in Net Assets:                                                                   2006                2005
Operations

       Investment income--net                                                                  $       258,739    $        83,891
       Realized gain--net                                                                           14,243,911         10,698,050
       Change in unrealized appreciation--net                                                      (4,963,321)             18,134
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          9,539,329         10,800,075
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                   2,111,897          2,375,473
       Fair value of withdrawals                                                                  (33,887,396)       (57,942,406)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from capital transactions                               (31,775,499)       (55,566,933)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (22,236,170)       (44,766,858)
       Beginning of year                                                                            99,196,925        143,963,783
                                                                                               ---------------    ---------------
       End of year                                                                             $    76,960,755    $    99,196,925
                                                                                               ===============    ===============
       See Notes to Financial Statements.


BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006


Financial Highlights                                                                                    Master Focus Twenty Trust

The following per share data and ratios have been derived                      For the Year Ended November 30,
from information provided in the financial statements.         2006           2005           2004           2003          2002
Total Investment Return

       Total investment return                                 11.40%         11.30%          6.07%         23.82%       (34.70%)
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

       Expenses, net of waiver                                   .59%           .63%           .71%           .71%           .75%
                                                          ===========    ===========    ===========    ===========    ===========
       Expenses                                                  .79%           .75%           .73%           .71%           .75%
                                                          ===========    ===========    ===========    ===========    ===========
       Investment income (loss)--net                             .30%           .07%           .17%         (.19%)         (.49%)
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

       Net assets, end of year (in thousands)             $    76,961    $    99,197    $   143,964    $   188,072    $   198,406
                                                          ===========    ===========    ===========    ===========    ===========
       Portfolio turnover                                     117.18%        143.17%        182.69%        316.42%        275.69%
                                                          ===========    ===========    ===========    ===========    ===========

       See Notes to Financial Statements.


BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Notes to Financial Statements                         Master Focus Twenty Trust


1. Significant Accounting Policies:
Master Focus Twenty Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Equity securities held by the Trust that are traded on stock exchanges or the NASDAQ Global Market, Inc. are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date at a specific price or yield.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Notes to Financial Statements (continued)             Master Focus Twenty Trust


Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust may purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Trust may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Trust invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--The Trust is classified as a "pass-through entity" for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code. Under the applicable foreign tax law, a witholding tax may be imposed on interest, dividends or capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Notes to Financial Statements (continued)             Master Focus Twenty Trust



(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Bank overdraft--The Trust recorded a bank overdraft resulting from a timing difference of security transaction settlements.

(h) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Trust's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time, its impact on the Trust's financial statements has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc., has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of the investor in the Trust approved a new Investment Advisory Agreement, for the Trust, with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Trust's Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .60% of the average daily value of the Trust's net assets. The Manager (and previously FAM) has agreed to waive a portion of the management fee equal to .20% of the average daily net assets of the Trust. This contractual waiver agreement has a one-year term and is renewable annually. For the period December 1, 2005 to September 29, 2006, FAM earned fees of $442,008, of which $147,336 was waived. For the period September 30, 2006 to November 30, 2006, the Manager earned fees of $79,358, of which $26,453 was waived.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee that is a percentage of the management fee paid by the Trust to the Manager. Prior to September 29, 2006, FAM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Notes to Financial Statements (concluded)             Master Focus Twenty Trust


The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Manager, or its affiliates. Pursuant to that order, the Trust has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the Trust's securities lending agent. BIM may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended November 30, 2006, BIM received $7,200 in securities lending agent fees.

In addition, MLPF&S received $7,958 in commissions on the execution of portfolio security transactions for the Trust for the year ended November 30, 2006.

For the year ended November 30, 2006, the Trust reimbursed FAM and the Manager $1,659 and $258, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of MLIM, FAM, PSI, MLAM U.K., Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2006 were $99,750,419 and $130,813,433, respectively.

Transactions in call options written for the year ended November 30, 2006 were as follows:

                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of year                              --                 --
Options written                                4,343    $       615,175
Options expired                              (2,286)          (325,689)
Options closed                               (1,565)          (205,045)
Options exercised                              (492)           (84,441)
                                     ---------------    ---------------
Outstanding call options written,
   end of year                                    --    $            --
                                     ===============    ===============


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by the Manager and its affiliates (or FAM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .06% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the year ended November 30, 2006. On November 22, 2006 the credit agreement was renewed for one year under substantially the same terms.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Report of Independent Registered Public Accounting Firm

                                                      Master Focus Twenty Trust


To the Investor and Board of Trustees of Master Focus Twenty Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Focus Twenty Trust, as of November 30, 2006 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Focus Twenty Trust as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey

January 19, 2007



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Disclosure of Investment Advisory Agreement


BlackRock Investment Advisory Agreement--Matters Considered by Each Board

The following disclosure appeared in the May 31, 2006 Semi-Annual Report of the Trust and the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreement - Matters Considered by Each Board" below.

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Directors of Merrill Lynch Focus Twenty Fund, Inc. and the Board of Trustees of Master Focus Twenty Trust considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

Each Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors/trustees, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist each Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meetings. In addition, the independent directors/ trustees consulted with their counsel and counsel for the Fund and Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At each Board meeting, Board members discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors/trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with each Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and the Trust and their shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund and Trust should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers, expense caps and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of each Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Disclosure of Investment Advisory Agreement (continued)


* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund or Trust shareholders;

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund and Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's/Trust's total advisory and administrative fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that within the past year each Board performed a full annual review of the investment advisory agreement currently in effect for the Fund/Trust (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund/Trust; and that the advisory and/or management fees paid by the Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper), and such other matters as the directors/trustees have considered relevant in the exercise of their reasonable judgment (each Board had most recently performed a full annual review of the Current Investment Advisory Agreement in June 2005); and

* that Merrill Lynch agreed to pay all expenses of the Fund and Trust in connection with each Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result neither the Fund nor Trust would bear costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to the Fund and the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and Trust; (b) Fund and Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and Trust's investment objectives, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, each Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund and the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Trust portfolio holdings, allocation of Trust brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Trust.

In its deliberations, each Board considered information received in connection with its most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with its evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors/trustees did not identify any particular information that was all-important or controlling. Each Board, including a majority of the Board's independent directors/trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Trust, and that the New Investment Advisory Agreement should be approved and recommended to Fund/Trust shareholders.

Nature, Quality and Extent of Services Provided--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Fund and Trust, but also considered certain areas in which both the Investment Adviser and the Fund/Trust receive services as part of the Merrill Lynch complex. Each Board compared the performance of the Fund - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund and the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund or Trust.

Each Board was given information with respect to the potential benefits to the Fund and Trust and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors/ trustees determined that the nature and quality of services to be provided to the Fund/Trust under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Board noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund/Trust under the New Investment Advisory Agreement.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Disclosure of Investment Advisory Agreement (continued)


Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in the Fund's Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund/Trust. Each Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. Each Board concluded that the Fund's/Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on its review of the materials provided and the fact that the New Investment Advisory Agreement and administrative agreement are substantially similar to the Current Investment Advisory Agreement and administrative agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers, expense caps and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund and Trust.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and Trust. Each Board noted that the Board expects to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and Trust to participate in these economies of scale. Each Board determined these economies of scale are currently not available in the Fund or Trust.

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement and administrative agreement are substantially similar to the Current Investment Advisory Agreement and administrative agreement in all material respects, including the rate of compensation, each Board determined that as a result of the Transaction, the Fund's/Trust's total advisory and administrative fees would be no higher than the fees under the Current Investment Advisory Agreement. Each Board noted that in conjunction with the Board's most recent deliberations concerning the Current Investment Advisory Agreement, the Board had determined that the total fees for advisory and administrative services for the Fund and Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that, because the rates for advisory and administrative fees for the Fund/Trust would be no higher than current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors/trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Trust's portfolio transaction brokerage commissions. Each Board noted that any such benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance--Each Board considered investment performance for the Fund and Trust. Each Board compared the performance of the Fund and Trust - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Board noted recent improvement in Fund performance, and determined to continue to monitor such performance. Also, each Board took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund and independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Sub-Advisory Agreement--Matters Considered by Each Board

At the telephonic and in-person meetings held during April and May 2006 at which each Board discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors/trustees, also discussed and approved a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Trust operates with efficient portfolio management services until the closing of the Transaction, in the event that each Board deems it necessary and in the best interests of the Fund and Trust and their shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Trust during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of each Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreement.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Disclosure of Investment Advisory Agreement (concluded)



In making its approval, each Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. Each Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Trust operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Sub-Advisory Agreement, each Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Fund and Trust, and the BlackRock Sub-Adviser would provide advisory services to the Trust under the Contingent Sub-Advisory Agreement. Each Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund and Trust would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Trust to the Investment Adviser.

After the independent directors/trustees deliberated in executive session, each entire Board, including the independent directors/trustees, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.



Disclosure of Sub-Advisory Agreement


New BlackRock Sub-Advisory Agreement--Matters Considered by Each Board

At an in-person meeting held on August 22 - 23, 2006, the Board of the Fund and the Board of the Trust, including the independent directors/trustees, discussed and approved the sub-advisory agreement between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 74% of the advisory fee received by BlackRock Advisors from the Trust. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund or Trust expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Boards reviewed their considerations in connection with their approval of the New Investment Advisory Agreement in May 2006. Each Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Boards noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and the Trust and for oversight of the Fund's and the Trust's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Trust and is responsible for the day-to-day management of the Trust's portfolio. The Boards also took into account the fact that there is no increase in total advisory fees paid by the Fund or the Trust as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, each Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 74% of the advisory fee paid by the Trust to BlackRock Advisors.

After the independent directors/trustees deliberated in executive session, the entire Board of the Fund and the entire Board of the Trust, including the independent directors/trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



FAM Management Agreement--Matters Considered by the Board

At the June 2006 in-person Board meeting, the Board of Trustees of the Trust considered approval of the renewal of the management agreement between the Trust, on behalf of the Fund, and Fund Asset Management, L.P. ("FAM"), the Trust's manager at that time (the "FAM Management Agreement"), and the sub-advisory agreement on behalf of the Trust between FAM and Merrill Lynch Asset Management U.K. Limited, an affiliate. Since the sub-advisory services were provided by an affiliate of FAM and no additional fee was paid for these services, the Board of Trustees considered the sub-advisory agreement and the FAM Management Agreement together. The Board of Directors of the Fund, which invests all its assets in the Trust, also considered approval of the FAM Management Agreement and the sub-advisory agreement. The FAM Management Agreement and the sub-advisory agreement remained in effect until September 29, 2006, at which time they were superseded by the New Investment Advisory Agreement and the BlackRock Sub-Advisory Agreement.

In connection with its consideration of the FAM Management Agreement, each Board assessed the nature, scope and quality of the services provided to the Trust and the Fund by the personnel of FAM, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also received and assessed information regarding the services provided to the Trust and the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considered a range of information in connection with its oversight of the services provided by the manager and its affiliates, including the sub-adviser. Among the matters considered were: (a) fees (in addition to management fees) paid to FAM and its affiliates by the Trust and/or the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund/Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's/Trust's investment objective, policies and restrictions, and the Fund's/Trust's compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by FAM and its affiliates.

Each Board noted its view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. Each Board also noted its view of FAM as financially sound and well managed and noted FAM's affiliation with one of America's largest financial firms.

In the period prior to the Board meeting to consider renewal of the FAM Management Agreement and the sub-advisory agreement, each Board requested and received materials specifically relating to the FAM Management Agreement and/or the sub-advisory agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund/ Trust as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Trust's portfolio management team regarding investment strategies used by the Trust during its most recent fiscal year; (d) information on the profitability to FAM and its affiliates of the FAM Management Agreement, the sub-advisory agreement and other relationships with the Fund and the Trust; and (e) information provided by FAM concerning investment advisory fees charged to other clients, such as institutional accounts, under similar investment mandates. Each Board also considered other matters it deemed important to the approval process, such as payments made to FAM or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Trust portfolio holdings, allocation of Trust brokerage fees (including the related benefits to FAM of "soft dollars"), the Trust's portfolio turnover statistics, and direct and indirect benefits to FAM, the sub-adviser and their affiliates from their relationship with the Fund and the Trust.

The review by the independent directors/trustees and the Boards included the following:

Services Provided by FAM--Each Board reviewed the nature, extent and quality of services provided by FAM and the sub-adviser, focusing on the investment advisory services and the resulting performance of the Fund/Trust. Each Board used data provided by Lipper and by management in its review of advisory services and compared the Fund's/Trust's performance - both including and excluding the effects of the Fund's/Trust's fees and expenses - to the performance of a comparable group of funds and the performance of a relevant index or combination of indexes.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



Disclosure of Sub-Advisory Agreement (concluded)


While each Board reviews performance data at least quarterly, each Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Boards expressed concern regarding the Fund's/Trust's performance but also noted the changes in the Trust's portfolio management team and the Trust's investment process instituted in 2005 and 2006 and recent performance improvement. Considering all these factors, each Board concluded that the nature and quality of the services provided supported the continuation of the FAM Management Agreement and the sub-advisory agreement.

FAM's Personnel and Investment Process--Each Board reviewed the Trust's investment objectives and strategies and discussed with FAM's senior management responsible for investment operations and the senior management of FAM's equity investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of FAM's investment staff, its use of technology, and FAM's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviewed FAM's compensation policies and practices with respect to the Trust's portfolio manager. Each Board also considered the experience of the Trust's portfolio manager, noting that Mr. Burke has over 25 years experience in portfolio management. Each Board concluded that FAM and its investment staff have extensive experience in analyzing and managing the types of investments used by the Trust and that the Fund and the Trust benefit from that experience.

Management Fees and Other Expenses--Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels--the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category and compared the Fund's/Trust's total expenses to those of other comparable funds. The Boards considered the services provided to and the fees charged by FAM to other clients with similar investment mandates. The Boards also noted FAM's contractual agreement to waive a portion of the management fee. Each Board determined that the Fund's/Trust's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. Each Board concluded that the Fund's/Trust's management fee rate (including the fee waiver) and overall expense ratio were reasonable.

Profitability--The Boards considered the cost of the services provided to the Fund and the Trust by FAM, and the profits of FAM and its affiliates relating to the management and distribution of the Fund and the Trust and other funds advised by FAM and its affiliates. As part of its analysis, each Board reviewed FAM's methodology in allocating its costs to the management of the Fund/Trust and concluded that there was a reasonable basis for the allocation. Each Board concluded that the profits of FAM and its affiliates were acceptable in relation to the nature and quality of services provided.

Economies of Scale--The Boards considered the extent to which economies of scale might be realized as the assets of the Fund and the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and the Trust to participate in these economies of scale. The Boards noted that the Fund's/Trust's management fee schedule included a contractual agreement by FAM to waive a portion of the management fee. Each Board determined that the management fee structure was reasonable and that no changes were currently necessary.


Conclusion

After the independent directors/trustees deliberated in executive session, the entire Board of the Fund and the entire Board of the Trust, including all of the independent directors/trustees, approved the renewal of the FAM Management Agreement and the sub-advisory agreement, concluding that the management fee (including the fee waiver) was reasonable in relation to the services provided and that a contract renewal was in the best interests of Fund shareholders.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006


Officers and Directors/Trustees
                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                                                                                                 Fund Complex   Directorships
                      Position(s)    Length of                                                   Overseen by    Held by
                      Held with      Time                                                        Director/      Director/
Name, Address & Age   Fund/Trust     Served     Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Interested Director/Trustee


Robert C. Doll, Jr.*  President      2005 to    Vice Chairman and Director of BlackRock, Inc.,   122 Funds      None
P.O. Box 9011         and Director/  present    Global Chief Investment Officer for Equities,    168 Portfolios
Princeton,            Trustee                   Chairman of the BlackRock Retail Operating
NJ 08543-9011                                   Committee, and member of the BlackRock Executive
Age: 52                                         Committee since 2006; President of the funds
                                                advised by Merrill Lynch Investment Managers, L.P.
                                                ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                funds") from 2005 to 2006; President and Chief
                                                Investment Officer of MLIM and Fund Asset
                                                Management, L.P. ("FAM") from 2001 to 2006;
                                                Co-Head (Americas Region) thereof from 2000 to
                                                2001 and Senior Vice President from 1999 to 2001;
                                                President and Director of Princeton Services, Inc.
                                                ("Princeton Services") and President of Princeton
                                                Administrators, L.P. ("Princeton Administrators")
                                                from 2001 to 2006; Chief Investment Officer of
                                                OppenheimerFunds, Inc. in 1999 and Executive
                                                Vice President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment
   Company Act, of the Fund/Trust based on his current and former positions with BlackRock, Inc. and its affiliates. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.




Independent Directors/Trustees*


James H. Bodurtha**   Director/      1999 to    Director, The China Business Group, Inc. since   37 Funds       None
P.O. Box 9095         Trustee        present    1996 and Executive Vice President thereof from   57 Portfolios
Princeton,                                      1996 to 2003; Chairman of the Board, Berkshire
NJ 08543-9095                                   Holding Corporation since 1980; Partner, Squire,
Age: 62                                         Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot      Director/      2005 to    Professor, Harvard University since 1992;        37 Funds       None
P.O. Box 9095         Trustee        present    Professor, Massachusetts Institute of            57 Portfolios
Princeton,                                      Technology from 1986 to 1992.
NJ 08543-9095
Age: 49


BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006


Officers and Directors/Trustees (continued)
                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                                                                                                 Fund Complex   Directorships
                      Position(s)    Length of                                                   Overseen by    Held by
                      Held with      Time                                                        Director/      Director/
Name, Address & Age   Fund/Trust     Served     Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Independent Directors/Trustees* (continued)


Joe Grills**          Director/      2002 to    Member of the Committee of Investment of         37 Funds       Kimco
P.O. Box 9095         Trustee        present    Employee Benefit Assets of the Association of    57 Portfolios  Realty
Princeton,                                      Financial Professionals ("CIEBA") since 1986;                   Corporation
NJ 08543-9095                                   Member of CIEBA's Executive Committee since
Age: 71                                         1988 and its Chairman from 1991 to 1992;
                                                Assistant Treasurer of International Business
                                                Machines Corporation ("IBM") and Chief
                                                Investment Officer of IBM Retirement Funds
                                                from 1986 to 1993; Member of the Investment
                                                Advisory Committee of the State of New York
                                                Common Retirement Fund since 1989; Member
                                                of the Investment Advisory Committee of the
                                                Howard Hughes Medical Institute from 1997 to
                                                2000; Director, Duke University Management
                                                Company from 1992 to 2004, Vice Chairman
                                                thereof from 1998 to 2004, and Director Emeritus
                                                thereof since 2004; Director, LaSalle Street Fund
                                                from 1995 to 2001; Director, Kimco Realty
                                                Corporation since 1997; Member of the Investment
                                                Advisory Committee of the Virginia Retirement
                                                System since 1998, Vice Chairman thereof from
                                                2002 to 2005, and Chairman thereof since 2005;
                                                Director, Montpelier Foundation since 1998 and
                                                its Vice Chairman from 2000 to 2006, Chairman,
                                                thereof, since 2006; Member of the Investment
                                                Committee of the Woodberry Forest School since
                                                2000; Member of the Investment Committee of the
                                                National Trust for Historic Preservation since 2000.


Herbert I. London     Director/      1999 to    Professor Emeritus, New York University since    37 Funds       None
P.O. Box 9095         Trustee        present    2005; John M. Olin Professor of Humanities,      57 Portfolios
Princeton,                                      New York University from 1993 to 2005 and
NJ 08543-9095                                   Professor thereof from 1980 to 2005; President,
Age: 67                                         Hudson Institute since 1997 and Trustee thereof
                                                since 1980; Dean, Gallatin Division of New York
                                                University from 1976 to 1993; Distinguished
                                                Fellow, Herman Kahn Chair, Hudson Institute from
                                                1984 to 1985; Chairman of the Board of Directors
                                                of Vigilant Research, Inc. since 2006; Member of
                                                the Board of Directors for Grantham University
                                                since 2006; Director of AIMS since 2006; Director of
                                                Reflex Security since 2006; Director of InnoCentive,
                                                Inc. since 2006; Director of Cerego, LLC since 2005;
                                                Director, Damon Corp. from 1991 to 1995; Overseer,
                                                Center for Naval Analyses from 1983 to 1993.


Roberta Cooper Ramo   Director/      1999 to    Shareholder, Modrall, Sperling, Roehl, Harris &  37 Funds       None
P.O. Box 9095         Trustee        present    Sisk, P.A. since 1993; President, American Bar   57 Portfolios
Princeton,                                      Association from 1995 to 1996 and Member of
NJ 08543-9095                                   the Board of Governors thereof from 1994 to
Age: 64                                         1997; Shareholder, Poole, Kelly and Ramo,
                                                Attorneys at Law P.C. from 1977 to 1993; Director
                                                of ECMC Group (service provider to students,
                                                schools and lenders) since 2001; Director, United
                                                New Mexico Bank (now Wells Fargo) from 1983 to
                                                1988; Director, First National Bank of New Mexico
                                                (now Wells Fargo) from 1975 to 1976; Vice
                                                President, American Law Institute since 2004.


BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006


Officers and Directors/Trustees (concluded)
                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                                                                                                 Fund Complex   Directorships
                        Position(s)  Length of                                                   Overseen by    Held by
                        Held with    Time                                                        Director/      Director/
Name, Address & Age     Fund/Trust   Served     Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Independent Directors/Trustees* (concluded)


Robert S. Salomon, Jr.  Director/    2002 to    Principal of STI Management (investment          37 Funds       None
P.O. Box 9095           Trustee      present    adviser) from 1994 to 2005; Chairman and         57 Portfolios
Princeton,                                      CEO of Salomon Brothers Asset Management
NJ 08543-9095                                   Inc. from 1992 to 1995; Chairman of Salomon
Age: 70                                         Brothers Equity Mutual Funds from 1992 to
                                                1995; regular columnist with Forbes Magazine
                                                from 1992 to 2002; Director of Stock Research
                                                and U.S. Equity Strategist at Salomon Brothers
                                                Inc. from 1975 to 1991; Trustee, Commonfund
                                                from 1980 to 2001.


 * Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board of Directors/Trustees and the Audit Committee.



                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund/Trust   Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1999 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011           President    present    Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton,              and                     ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
NJ 08543-9011           Treasurer               Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990
Age: 46                                         to 1997.


Thomas E. Burke         Vice         2005 to    Director of BlackRock, Inc. since 2006; Director of MLIM from 1998 to 2006.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 48


Jeffrey Hiller          Fund Chief   2004 to    Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006;
P.O. Box 9011           Compliance   present    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Princeton,              Officer                 and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
NJ 08543-9011                                   Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
Age: 55                                         Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Securities and Exchange Commission's Division of Enforcement in Washington,
                                                D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to    Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                        present    2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton,                                      with MLIM from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc.
NJ 08543-9011                                   and Princeton Services from 2004 to 2006.
Age: 46


* Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors/ Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++

    * See the prospectus for information on specific limitations on investments in the fund.

   ++ Mixed asset fund.

  +++ Tax-exempt fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK FOCUS TWENTY FUND, INC.                             NOVEMBER 30, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 -   Principal Accountant Fees and Services

           BlackRock Focus Twenty Fund, Inc.
           (a) Audit Fees -     Fiscal Year Ending November 30, 2006 - $6,600
                                Fiscal Year Ending November 30, 2005 - $6,500

           (b) Audit-Related Fees -
                                Fiscal Year Ending November 30, 2006 - $0
                                Fiscal Year Ending November 30, 2005 - $0

           (c) Tax Fees -       Fiscal Year Ending November 30, 2006 - $6,000
                                Fiscal Year Ending November 30, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending November 30, 2006 - $0
                                Fiscal Year Ending November 30, 2005 - $0

           Master Focus Twenty Trust
           (a) Audit Fees -     Fiscal Year Ending November 30, 2006 - $26,400
                                Fiscal Year Ending November 30, 2005 - $26,000

           (b) Audit-Related Fees -
                                Fiscal Year Ending November 30, 2006 - $0
                                Fiscal Year Ending November 30, 2005 - $0

           (c) Tax Fees -       Fiscal Year Ending November 30, 2006 - $0
                                Fiscal Year Ending November 30, 2005 - $0

           (d) All Other Fees - Fiscal Year Ending November 30, 2006 - $0
                                Fiscal Year Ending November 30, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending November 30, 2006 - $3,138,117
               Fiscal Year Ending November 30, 2005 - $5,738,110

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Focus Twenty Fund, Inc. and Master Focus Twenty Trust


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Focus Twenty Fund, Inc. and Master Focus Twenty Trust


Date: January 29, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Focus Twenty Fund, Inc. and Master Focus Twenty Trust


Date: January 29, 2007


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Focus Twenty Fund, Inc. and Master Focus Twenty Trust

Date: January 29, 2007